February 11, 2002

Report to Fellow Shareholders:

The stock market recorded its second year of negative returns during 2001. This has not happened since the terrible bear market of 1973-74. There are many factors that have contributed to the current market condition: continuing economic weakness has caused an earnings recession, strong market growth of the 1990’s produced extremely high valuations which are being worked down, and of course, the tragic events of September 11th contributed to an overall sense of instability and uncertainty.

Fortunately, Nicholas Limited Edition was able to post an 8.21% return for the year 2001. This compares to a gain of 2.49% for the Russell 2000 Index, a loss of 11.88% for the S&P 500 and a loss of 21.05% for the NASDAQ Composite Index.

Returns for Nicholas Limited Edition, Inc. and selected indices are provided in the chart below for the periods ended December 31, 2001.

	Average Annual Total Return*

	1 Year	5 Year	10 Year
Nicholas Limited Edition, Inc.	8.21%	5.10%	9.64%
Russell 2000 Index …..	2.49%	7.52%	11.51%
Standard & Poor’s 500 Index .	(11.88)%	10.70%	12.93%
NASDAQ Composite Index ……………………………	(21.05)%	8.60%	12.77%
Ending value of $10,000 invested in Nicholas Limited Edition, Inc. (Distributions Reinvested)	$10,822	$12,822	$25,099

The performance of the Fund for the year was largely driven by the consumer, financial and healthcare sectors, along with technology, which performed well in the fourth quarter. The telecom service sector, continues to struggle with slow economic conditions and over capacity, which should work its way out once the economy starts to recover.

While the 1990’s saw large-cap securities outperform small-cap securities, 2001 continued a reversal of this trend. The high valuation of large-caps combined with the earnings recession of many S&P 500 companies in 2000 and 2001 contributed to monies flowing into cheaper small-cap stocks.

Our outlook for 2002 is for a slow recovery as the economy starts to pick up strength later in the year. We expect modest gains for the market, as valuations already reflect the expected recovery. Stock selection will determine performance in the year 2002. Therefore, we believe that selecting financially strong quality companies with growth potential will be the key to strong performance. As we recover from this recession, our challenge will be to invest in those companies that can survive and take market-share from their competitors.

Thank you for your continued support.

Sincerely,

David O. Nicholas

Portfolio Manager

* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

Financial Highlights
Per Share Operating Performance (For a share outstanding throughout each period)
---------------------------------------------------------------------------------------------------------------------------
                                              2001    2000    1999    1998    1997    1996    1995    1994    1993    1992
                                              ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
NET ASSET VALUE, BEGINNING OF YEAR .......   $15.16  $22.61  $24.20  $25.07  $20.74  $19.22  $17.09  $18.68  $18.77  $16.86
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...........     (.08)   (.02)    .05     .01     .00*    .01     .08     .10     .09     .08
  Net gain (loss) on investments
     (realized and unrealized) ...........     1.33   (1.85)  (1.05)    .38    6.82    4.14    5.07    (.68)   1.59    2.74
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     Total from investment operations ....     1.25   (1.87)  (1.00)    .39    6.82    4.15    5.15    (.58)   1.68    2.82
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  LESS DISTRIBUTIONS
  From net investment income .............       --      --    (.05)   (.01)   (.00)*  (.01)   (.08)   (.10)   (.09)   (.08)
  From net realized gain .................     (.04)  (5.58)   (.54)  (1.25)  (2.49)  (2.62)  (2.94)   (.91)  (1.57)   (.83)
  In excess of book
     realized gain .......................       --      --     --     (.00)**   --      --      --      --    (.11)     --
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     Total distributions .................     (.04)  (5.58)   (.59)  (1.26)  (2.49)  (2.63)  (3.02)  (1.01)  (1.77)   (.91)
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
NET ASSET VALUE, END OF YEAR .............   $16.37  $15.16  $22.61  $24.20  $25.07  $20.74  $19.22  $17.09  $18.68  $18.77
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
TOTAL RETURN .............................    8.21% (8.66)%  (4.09)%  1.67%  33.02%  21.81%  30.18%  (3.04)%  9.03%  16.78%
SUPPLEMENTAL DATA:
Net assets, end of period (millions) .....   $164.2  $191.4  $278.8  $367.2  $328.0  $232.8  $169.6  $142.6  $180.8  $190.2
Ratio of expenses to average net assets ..     .89%    .86%    .87%    .85%    .86%    .86%    .90%    .90%    .88%    .92%
Ratio of net investment income (loss)
  to average net assets ..................   (.47)%  (.12)%    .21%    .06%    .01%    .06%    .38%    .52%    .42%    .45%
Portfolio turnover rate ..................   60.82%  82.14%  36.01%  30.06%  37.05%  32.31%  35.77%  16.29%  24.35%  24.44%
 * The amount rounds to $0.00, actual amount $0.0029.
** The amount rounds to $(0.00), actual amount $(0.0020).
        The accompanying notes are an integral part of these financial highlights.

Top Ten Portfolio Holdings
December 31, 2001 (unaudited)
-------------------------------------------------------------------------------
                                                  Percentage
Name                                             of Net Assets
----                                              -----------
Plantronics, Inc. .............................       5.33%
Renal Care Group, Inc. ........................       4.00%
Province Healthcare Company ...................       2.63%
National Commerce Financial Corporation .......       2.62%
TESSCO Technologies Incorporated ..............       2.53%
Apogent Technologies Inc. .....................       2.51%
Willis Group Holdings Limited .................       2.44%
International Speedway Corporation - Class B ..       2.41%
Commerce Bancorp, Inc. ........................       2.38%
HCC Insurance Holdings, Inc. ..................       2.35%
                                                     ------
Total of top ten ..............................      29.20%
                                                     ------
                                                     ------

Schedule of Investments
December 31, 2001
---------------------------------------------------------------------------
 Shares or                                                          Quoted
 Principal                                                          Market
  Amount                                                             Value
-----------                                                      ------------
                                                                  (Note 1(a))
COMMON STOCKS -- 95.37%
             Consumer Discretionary -
              Auto & Components -- 0.81%
     50,000  Gentex Corporation * .............................  $  1,336,500
                                                                 ------------
             Consumer Discretionary -
              Hotels, Restaurants & Leisure -- 5.78%
     72,000  Brinker International, Inc. * ....................     2,142,720
     86,810  International Speedway
              Corporation - Class A ...........................     3,394,271
    100,000  International Speedway
               Corporation - Class B ..........................     3,953,000
                                                                 ------------
                                                                    9,489,991
                                                                 ------------
             Consumer Discretionary -
              Media -- 6.82%
     84,800  Emmis Communications Corporation * ...............     2,004,672
     25,900  Entercom Communications Corp. * ..................     1,295,000
    120,000  Hispanic Broadcasting Corporation * ..............     3,060,000
    293,000  Key3Media Group, Inc. * ..........................     1,561,690
     82,500  Radio One, Inc. - Class A * ......................     1,523,775
     76,000  Salem Communications Corporation * ...............     1,748,000
                                                                 ------------
                                                                   11,193,137
                                                                 ------------
             Consumer Discretionary -
              Retailing -- 1.78%
     80,000  O'Reilly Automotive, Inc. * ......................     2,917,600
                                                                 ------------
             Consumer Staples - Food & Drug
              Retailing -- 0.39%
     30,700  Fresh Brands, Inc. ...............................       632,727
                                                                 ------------
             Energy -- 4.13%
     65,000  Patterson Energy, Inc. * .........................     1,515,150
     20,000  Pogo Producing Company ...........................       525,400
    122,500  Pride International, Inc. * ......................     1,849,750
     80,000  Remington Oil And Gas Corporation * ..............     1,384,000
     36,600  Spinnaker Exploration Company * ..................     1,506,456
                                                                 ------------
                                                                    6,780,756
                                                                 ------------
             Financials - Banks -- 5.00%
     99,500  Commerce Bancorp, Inc. ...........................     3,914,330
    170,000  National Commerce Financial Corporation ..........     4,301,000
                                                                 ------------
                                                                    8,215,330
                                                                 ------------
             Financials - Diversified
              Financials -- 0.43%
     10,000  Affiliated Managers Group, Inc.  * ...............       704,800
                                                                 ------------
             Financials - Insurance -- 7.34%
     93,800  Brown & Brown, Inc. ..............................     2,560,740
    140,000  HCC Insurance Holdings, Inc. .....................     3,857,000
     55,000  IPC Holdings, Ltd. ...............................     1,628,000
    170,000  Willis Group Holdings Limited * ..................     4,003,500
                                                                 ------------
                                                                   12,049,240
                                                                 ------------
             Health Care - Equipment -- 7.96%
    160,000  Apogent Technologies Inc. * ......................     4,128,000
    100,000  Bruker AXS, Inc. * ...............................       654,000
    123,500  Cyberonics, Inc. * ...............................     3,276,455
    102,500  Molecular Devices Corporation * ..................     2,139,175
    112,000  Sola International Inc. * ........................     2,172,800
    250,500  Vascular Solutions, Inc. * .......................       698,895
                                                                 ------------
                                                                   13,069,325
                                                                 ------------
             Health Care - Services -- 10.54%
     37,500  Patterson Dental Company * .......................     1,534,875
    140,000  Province Healthcare Company * ....................     4,320,400
    204,750  Renal Care Group, Inc. * .........................     6,572,475
    196,150  Res-Care, Inc. * .................................     1,735,928
     85,000  Syncor International Corporation * ...............     2,434,400
     40,000  Wright Medical Group, Inc. * .....................       716,000
                                                                 ------------
                                                                   17,314,078
                                                                 ------------
             Health Care - Pharmaceuticals
              & Biotechnology -- 3.44%
     71,000  QLT Inc. * .......................................     1,804,110
    105,000  Shire Pharmaceuticals Group PLC * ................     3,843,000
                                                                 ------------
                                                                    5,647,110
                                                                 ------------
             Industrials - Capital Goods -- 3.06%
     23,000  Fastenal Company .................................     1,527,890
    198,700  Rayovac Corporation * ............................     3,497,120
                                                                 ------------
                                                                    5,025,010
                                                                 ------------
             Industrials - Commerical Services
              & Supplies -- 3.30%
     63,796  ChoicePoint Inc. * ...............................     3,233,819
     65,000  F.Y.I. Incorporated * ............................     2,177,500
                                                                 ------------
                                                                    5,411,319
                                                                 ------------
             Industrials - Transportation -- 1.85%
    105,000  C. H. Robinson Worldwide, Inc. ...................     3,036,075
                                                                 ------------
             Information Technology -
              Communication Equipment -- 3.45%
    125,000  ADC Telecommunications, Inc. * ...................       575,000
    150,000  Cable Design Technologies Corporation * ..........     2,052,000
    226,200  DMC Stratex Networks, Inc. * .....................     1,759,836
    236,000  Western Multiplex Corporation * ..................     1,274,400
                                                                 ------------
                                                                    5,661,236
                                                                 ------------
             Information Technology -
              Hardware -- 6.83%
    170,000  Pericom Semiconductor Corporation * ..............     2,465,000
    341,400  Plantronics, Inc. * ..............................     8,753,496
                                                                 ------------
                                                                   11,218,496
                                                                 ------------
             Information Technology -
              Software & Services -- 15.36%
    385,000  Ascential Software Corporation * .................     1,559,250
    140,800  Asia Satellite Telecommunications
              Holdings Limited ................................     2,309,120
    100,000  BEA Systems, Inc. * ..............................     1,540,000
    160,000  Braun Consulting, Inc. * .........................       568,000
     30,000  Business Objects S.A. * ..........................     1,014,000
    103,000  Keane, Inc. * ....................................     1,857,090
    760,000  Loral Space & Communications Ltd. * ..............     2,272,400
    100,000  MCSi, Inc. * .....................................     2,345,000
    178,500  OTG Software, Inc. * .............................     1,785,000
     50,000  Plexus Corp. * ...................................     1,328,000
     70,000  SunGard Data Systems Inc. * ......................     2,025,100
    242,000  TESSCO Technologies Incorporated * + .............     4,150,300
     99,000  The Titan Corporation * ..........................     2,470,050
                                                                 ------------
                                                                   25,223,310
                                                                 ------------
             Materials -- 1.65%
     77,500  AptarGroup, Inc. .................................     2,714,825
                                                                 ------------

             Telecommunications Services -- 3.22%
     28,500  AirGate PCS, Inc. * ..............................     1,298,175
    125,000  Alamosa Holdings, Inc. * .........................     1,491,250
    460,000  FLAG Telecom Holdings Limited * ..................       736,000
    100,000  Time Warner Telecom Inc. * .......................     1,769,000
                                                                 ------------
                                                                    5,294,425
                                                                 ------------
             Utilities -- 2.23%
    140,000  Aquila, Inc. * ...................................     2,394,000
     45,000  MDU Resources Group, Inc. ........................     1,266,750
                                                                 ------------
                                                                    3,660,750
                                                                 ------------
                  TOTAL COMMON STOCKS
                   (cost $131,436,561) ........................   156,596,040
                                                                 ------------
SHORT-TERM INVESTMENTS -- 4.80%
             Commercial Paper -- 2.13%
 $1,500,000  Fiserv, Inc.
              2.20%, due January 2, 2002 ......................     1,500,000
  1,000,000  Quest Capital Funding, Inc.
              3.00%, due January 4, 2002 ......................       999,833
  1,000,000  Fiserv, Inc.
              2.30%, due January 14, 2002 .....................       999,233
                                                                 ------------
                                                                    3,499,066
                                                                 ------------
             Variable Rate Demand Note -- 2.67%
  4,384,415  Firstar Bank U.S.A., N.A.
              1.68%, due January 2, 2002 ......................     4,384,415
                                                                 ------------
                  TOTAL SHORT-TERM INVESTMENTS
                   (cost $7,883,481) ..........................     7,883,481
                                                                 ------------
                  TOTAL INVESTMENTS
                   (cost $139,320,042) -- 100.17% .............   164,479,521
                                                                 ------------
             LIABILITIES,
              NET OF OTHER ASSETS -- (0.17)% ..................      (274,089)
                                                                 ------------
                  TOTAL NET ASSETS
                   (Basis of percentages
                     disclosed above) -- 100% .................  $164,205,432
                                                                 ------------
                                                                 ------------

* Nondividend paying security.
+ This company is affiliated with the Fund as defined in Section 2(a)(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities.  (Note 5)

    The accompanying notes are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 2001
-------------------------------------------------------------------------------
ASSETS
      Investments in securities at market value (Note 1 (a)) -
             Nonaffiliated issuers (cost $134,501,292) -
              see accompanying schedule of investments ...........  $160,329,221
             Affiliated issuers (cost $4,818,750) -
              see accompanying schedule of investments (Note 5) ..     4,150,300
      Receivables
             Investment securities sold ..........................       392,237
             Dividends and interest ..............................        51,272
                                                                    ------------
                    Total assets .................................   164,923,030
                                                                    ------------
LIABILITIES
      Payables
             Investment securities purchased .....................       545,450
             Management fee (Note 2) .............................        99,842
             Other payables and accrued expenses .................        72,306
                                                                    ------------
                   Total liabilities .............................       717,598
                                                                    ------------
NET ASSETS .......................................................  $164,205,432
                                                                    ------------
                                                                    ------------
NET ASSETS CONSIST OF:
      Fund shares issued and outstanding .........................  $140,614,812
      Net unrealized appreciation on investments (Note 3) ........    25,159,479
      Accumulated net realized loss on investments ...............    (1,568,859)
                                                                    ------------
NET ASSETS ($.01 par value, 20,000,000 shares authorized),
 (equivalent to $16.37 per share
 based on 10,027,826 shares outstanding) .........................  $164,205,432
                                                                    ------------
                                                                    ------------

    The accompanying notes are an integral part of this financial statement.

Statement of Operations
For the year ended December 31, 2001
---------------------------------------------------------------------------------
INVESTMENT INCOME
      Interest ..................................................   $   424,349
      Dividend ..................................................       296,424
                                                                    -----------
             Total investment income ............................       720,773
                                                                    -----------
EXPENSES
      Management fee (Note 2) ...................................     1,261,726
      Transfer agent fees .......................................       112,653
      Registration fees .........................................        35,996
      Legal fees ................................................        26,986
      Audit and tax consulting fees .............................        19,500
      Postage and mailing .......................................        13,465
      Printing ..................................................        12,646
      Custodian fees ............................................         8,083
      Insurance .................................................         2,991
      Telephone .................................................         1,954
      Directors' fees ...........................................         2,000
      Other operating expenses ..................................         5,969
                                                                    -----------
             Total expenses .....................................     1,503,969
                                                                    -----------
             Net investment loss ................................      (783,196)
                                                                    -----------
NET REALIZED LOSS FROM INVESTMENTS ..............................    (1,240,793)
                                                                    -----------
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ...........   15,029,533
                                                                    -----------
             Net realized and unrealized gain from investments ...   13,788,740
                                                                    -----------
             Net increase in net assets resulting from operations   $13,005,544
                                                                    -----------
                                                                    ------------

    The accompanying notes are an integral part of this financial statement.

Statements of Changes in Net Assets
For the years ended December 31, 2001 and 2000
------------------------------------------------------------------------------------------------------------
                                                                                      2001            2000
                                                                                     ------          ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
      Net investment income (loss) ............................................ $    (783,196)   $    (284,867)
      Net realized gain (loss) from investments ...............................    (1,240,793)      47,702,970
      Net increase (decrease) in unrealized appreciation on investments .......    15,029,533      (65,718,484)
                                                                                -------------    -------------
             Net increase (decrease) in net assets resulting from operations ..    13,005,544      (18,300,381)
                                                                                -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
      Distribution from net investment income .................................            --               --
      Distribution from net realized gain on investments ......................      (358,094)     (53,108,846)
                                                                                -------------    -------------
             Total distributions ..............................................      (358,094)     (53,108,846)
                                                                                -------------    -------------
CAPITAL SHARE TRANSACTIONS
      Proceeds from shares issued
       (6,764,049 and 6,561,144 shares, respectively) .........................   102,051,033      147,566,380
      Reinvestment of distributions
       (20,200 and 3,174,456 shares, respectively) ............................       333,699       48,886,626
      Cost of shares redeemed
       (9,386,087 and 9,438,116 shares, respectively) .........................  (142,272,214)    (212,394,675)
                                                                                -------------    -------------
             Net decrease in net assets
              derived from capital share transactions .........................   (39,887,482)     (15,941,669)
                                                                                -------------    -------------
      Total decrease in net assets ............................................   (27,240,032)     (87,350,896)
                                                                                -------------    -------------
NET ASSETS
      Beginning of year .......................................................   191,445,464      278,796,360
                                                                                -------------    -------------
      End of year ............................................................. $ 164,205,432    $ 191,445,464
                                                                                -------------    -------------
                                                                                -------------    -------------
    The accompanying notes are an integral part of these financial statements.

Historical Record (unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                          Net Investment                      Dollar      Growth of
                                               Net            Income      Capital Gain       Weighted     an Initial
                                            Asset Value   Distributions   Distributions   Price/Earnings   $10,000
                                             Per Share      Per Share       Per Share        Ratio**     Investment***
                                            -----------   -------------   -------------   -------------- -------------
May 18, 1987 * ............................    $10.00     $    --         $    --             --           $10,000
December 31, 1987 .........................      9.15       .0900              --           13.9 times       9,242
December 31, 1988 .........................     11.29       .0969           .2527           14.1            11,762
December 31, 1989 .........................     12.49       .1453           .6151           16.3            13,804
December 31, 1990 .........................     12.03       .1207           .1213           14.2            13,566
December 31, 1991 .........................     16.86       .1228           .2407           21.9            19,429
December 31, 1992 .........................     18.77       .0815           .8275           18.8            22,690
December 31, 1993 .........................     18.68       .0867          1.6782           20.4            24,738
December 31, 1994 .........................     17.09       .1031           .9065           18.3            23,985
December 31, 1995 .........................     19.22       .0761          2.9353           25.2            31,223
December 31, 1996 .........................     20.74       .0124          2.6151           30.7            38,031
December 31, 1997 .........................     25.07       .0029          2.4886           33.0            50,590
December 31, 1998 .........................     24.20       .0142          1.2490           30.3            51,436
December 31, 1999 .........................     22.61       .0538           .5439           23.4            49,333
December 31, 2000 .........................     15.16          --          5.5800           25.9            45,063
December 31, 2001 .........................     16.37          --           .0357 (a)       25.5            48,764
    *Date of Initial Public Offering.
   **Based on latest 12 months accomplished earnings.
  ***Assuming reinvestment of all distributions.
(a) Paid December 28, 2001 to shareholders
    of record December 27, 2001.
  Range in quarter end price/earnings ratios
           High                        Low
--------------------------     --------------------
 September 30, 1997   35.5     June 30, 1988   13.3

Notes to Financial Statements
December 31, 2001

-------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
Nicholas Limited Edition, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended.
The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund.
      (a)  Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price.  Variable rate demand notes are valued at cost which approximates market value.  U.S. Treasury
      Bills and commercial paper are stated at amortized cost which approximates market value.  Investment transactions are generally recorded no later than the first business day after the trade date.
      (b)  Net realized gain (loss) from portfolio securities was computed on the basis of specific identification.
      (c)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company"
      and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue
      Code applicable to regulated investment companies.
      (d)  The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gain on investments and accumulated undistributed net investment income.
      Accordingly, at December 31, 2001, reclassifications were recorded to decrease fund shares issued and outstanding and increase accumulated net investment income by $783,196.
      The Fund hereby designates approximately $272,000 as long-term capital gain for the purposes of the dividends paid deduction.
      For the year ended December 31, 2001, there were no dividends from net investment income, therefore there were no dividends which qualified for the dividends received deduction available to corporate shareholders.
      (e)  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Non-cash dividends, if any, are recorded at fair market value on date of distribution.
      (f)  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from estimates.
      (g)  The Fund has adopted the provisions of the revised AICPA Audit and
      Accounting Guide for Investment Companies effective for fiscal years beginning after December 15, 2000.  There was no materialimpact on the operations of the Fund from adoption.
(2) Investment Adviser and Management Agreement --
The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager.  Under the terms of the agreement a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value.
Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel.  No reimbursements were made in 2001.  The advisory agreement is subject to an annual review by the Directors of the Fund.
(3) Tax Basis Components of Net Assets --
Aggregate gross unrealized appreciation (depreciation) as of December 31, 2001, based on investment cost for federal tax purposes of $139,324,411 is as follows:
     Aggregate gross unrealized appreciation on investments ....  $ 44,270,044
     Aggregate gross unrealized depreciation on investments ....   (19,115,104)
                                                                  ------------
          Net unrealized appreciation ..........................  $ 25,159,410
                                                                  ------------
                                                                  ------------
Net undistributed long-term capital gains for federal tax purposes are $270,106 as of $270,106 as of December 31, 2001.  The difference between book basis and tax basis net realized gains and unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales of $4,369 and post-October transactions.
For the year ended December 31, 2001, the Fund realized post-October losses of
$1,834,596, which for tax purposes will be deferred and recognized in the following year.  There is no difference between fund shares issued and outstanding book basis and tax basis.
(4) Investment Transactions --
For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $96,749,133 and
$133,637,066, respectively.
(5) Transactions with Affiliates --
Following is an analysis of transactions with "affiliated companies" for the year ended December 31, 2001, as defined by the Investment Company Act of 1940:
                                                      Share Activity
                                          ----------------------------------------
                                          Balance                          Balance
      Security Name                       12/31/00  Purchases    Sales     12/31/01
      -------------                       --------  ---------    -----     --------
      TESSCO Technologies Incorporated .. 242,000     --         --        242,000
      There were no dividends nor realized gain (loss) from affiliated companies for the year ended December 31, 2001.

Report of Independent Public Accountants
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors
  of Nicholas Limited Edition, Inc.:
     We have audited the accompanying statement of assets and liabilities of
NICHOLAS LIMITED EDITION, INC. (a Maryland corporation), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers.  As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas
Limited Edition, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States.
                                           ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
January 16, 2002.

DIRECTORS AND OFFICERS OF THE FUND
-----------------------------------------------------------------------------------------------------------------------
    The following table sets forth the pertinent information about the Fund's directors and officers as of January 31,
2002:
                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
Name, Age and Address              With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Albert O. Nicholas, 71 (1), (3)  President and  (2), 14 years  Chief Executive Officer and        6            None
700 North Water Street           Director                      Chairman of the Board, Nicholas
Milwaukee, WI  53202                                           Company, Inc., the Adviser to
                                                               to the Fund.  He has been
                                                               Co-Portfolio Manager of Nicholas
                                                               Fund, Inc.; and also Nicholas Income
                                                               Fund, Inc. and Nicholas Equity Income
                                                               Fund, Inc. since April 2001 and
                                                               July 2001, respectively.  He
                                                               formerly was the sole Portfolio
                                                               Manager of these funds, since the
                                                               time the Adviser managed them.
Thomas J. Saeger, 57 (1)         Executive      (2), 14 years  Executive Vice President and       1            None
700 North Water Street           Vice President,               Assistant Secretary, Nicholas
Milwaukee, WI  53202             Secretary and                 Company, Inc., the Adviser to
                                 Director                      the Fund.
DISINTERESTED DIRECTORS
Melvin L. Schultz, 68            Director       (2), 14 years  Director and Management            6            None
3636 North 124th Street                                        Consultant, Professional
Wauwatosa, WI  53222                                           Management of Milwaukee, Inc.
                                                               He provides financial advice to
                                                               members of the medical and
                                                               dental professions.
OFFICERS
David L. Johnson, 60 (3)         Executive       Annual        Executive Vice President,
700 North Water Street           Vice President  14 years      Nicholas Company, Inc., the
Milwaukee, WI  53202                                           Adviser to the Fund.
Jeffrey T. May, 45               Senior Vice     Annual        Senior Vice President, Treasurer
700 North Water Street           President       6 years       and Compliance Officer, Nicholas
Milwaukee, WI  53202                                           Company, Inc., the Adviser to the
                                                               Fund.  He has been Portfolio Manager
                                                               of Nicholas Money Market Fund, Inc.
David O. Nicholas, 40 (3)        Senior Vice     Annual        President, Chief Investment
700 North Water Street           President and   11 years      Officer and Director, Nicholas
Milwaukee, WI  53202             Portfolio                     Company, Inc., the Adviser to the
                                 Manager                       Fund. He has been Portfolio
                                                               Manager for Nicholas II, Inc.
                                                               and has been Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.; and also
                                                               Nicholas Income Fund, Inc. and
                                                               Nicholas Equity Income Fund, Inc.
                                                               since April 2001 and July 2001,
                                                               respectively.
Lynn S. Nicholas, 45 (3)         Senior Vice     Annual        Senior Vice President, Nicholas
700 North Water Street           President       14 years      Company, Inc. the Adviser to the
Milwaukee, WI  53202                                           Fund.
Mark J. Giese, 31                Vice President  Annual        Vice President, Nicholas Company,
700 North Water Street                           3 years       Inc., the Adviser to the Fund. He has
Milwaukee, WI  53202                                           been the Portfolio Manager of Nicholas
                                                               Liberty Fund since December 2001.
Candace L. Lesak, 44             Vice President  Annual        Employee, Nicholas Company, Inc.
700 North Water Street                           6 years
Milwaukee, WI  53202
Mary C. Gosewehr, 41             Treasurer       Annual        Employee, Nicholas Company, Inc.
700 North Water Street                           12 years
Milwaukee, WI 53202
____________________
(1)     Albert O. Nicholas and Thomas J. Saeger are "interested persons" of the Adviser, as that term is defined in the 1940 Act.  Mr. Nicholas is Chief Executive Officer and a Director of
        the Adviser and owns 91% of the outstanding voting securities of the Adviser.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O.
        Nicholas.  David L. Johnson is the brother-in-law of Albert O. Nicholas.
    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-227-5987 (toll-free)
or 414-272-6133.

Nicholas Limited Edition, Inc. Privacy Policy
-------------------------------------------------------------------------------
    Nicholas Limited Edition, Inc. respects each shareholders right to privacy.
We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
    We collect the following non-public personal information about you:
    * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
    * Information about your transactions with us and account history with us.
This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
    * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS,
                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
    We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
    We may share non-public personal information about you:
    * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its' Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
    * With a party representing you, with your consent, such as your broker or lawyer.
    * When required by law, such as in response to a subpoena or other legal process.
    The Fund and its' Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
    In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.
                         DIRECTORS AND OFFICERS

               ALBERT O. NICHOLAS, President and Director
      THOMAS J. SAEGER, Executive Vice President, Secretary and Director
                       MELVIN L. SCHULTZ, Director
                DAVID L. JOHNSON, Executive Vice President
                 DAVID O. NICHOLAS, Senior Vice President
                 LYNN S. NICHOLAS, Senior Vice President
                  JEFFREY T. MAY, Senior Vice President
                      MARK J. GIESE, Vice President
                     CANDACE L. LESAK, Vice President
                       MARY C. GOSEWEHR, Treasurer
                          Investment Adviser
                        NICHOLAS COMPANY, INC.
                         Milwaukee, Wisconsin
                     414-272-6133 or 800-227-5987
                            Transfer Agent
                    U.S. BANCORP FUND SERVICES, LLC
                         Milwaukee, Wisconsin
                     414-276-0535 or 800-544-6547
                               Custodian
                            U.S. BANK N.A.
                           Cincinnati, Ohio
                     Independent Public Accountants
                         ARTHUR ANDERSEN LLP
                         Milwaukee, Wisconsin
                               Counsel
                     MICHAEL, BEST & FRIEDRICH LLP
                         Milwaukee, Wisconsin

 This  report  is  submitted  for  the  information  of  shareholders of the
 Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
NICHOLAS LIMITED EDITION
700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com
December 31, 2001